SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                              August 11, 2003

Tejon Ranch Co.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-7183 (Commission File Number)	77-0196136 (IRS Employer Identification No.)

P. O. Box 1000, Lebec, California (Address of Principal Executive Offices)	93243 (Zip Code)

Registrant’s telephone number, including area code   661 248-3000

___________________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Not applicable

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

Item 12.	Results of Operations and Financial Condition.

SIGNATURES

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

( c )      Exhibits (Furnished Pursuant to Item 12).

99.1	Press Release of the Company dated August 11, 2003, announcing the Company’s earnings for the quarter ended June 30, 2003.

Item 12.   Results of Operations and Financial Condition.

On August 11, 2003, the Registrant issued a press release announcing its earnings for the quarter ended June 30, 2003. A copy of this press release is attached as Exhibit 99.1. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specified otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2003	TEJON RANCH CO.
	By:	/s/ ALLEN E. LYDA

	Name:	Allen E. Lyda
	Title:	Vice President, and Chief Financial Officer

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EXHIBIT INDEX

Exhibit

99.1	Press Release of the Company, dated August 11, 2003, announcing the Company’s earnings for the quarter ended June 30, 2003.

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